FMI FOCUS FUND

                          Supplement to the Prospectus
                               dated June 16, 1997


             Effective October 1, 1997, Ted D. Kellner and Rick Lane will be primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Kellner has held this responsibility since the Fund commenced operations and Mr. Lane has been providing investment ideas for the Fund since the Fund commenced operations. Mr. Lane has been employed by the Adviser since 1994. Prior to that time, Mr. Lane was a Vice President of Cleary Gull Reiland & McDevitt Inc., a securities broker-dealer, since 1989.

               The date of this Supplement is September 26, 1997.